Exhibit 10.5

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of January 27, 2023 (this “Amendment”), is entered into by and among Mesa Airlines, Inc., a Nevada corporation (“Mesa”), Mesa Air Group Airline Inventory Management, L.L.C., an Arizona limited liability company (“Mesa Inventory Management”, and together with Mesa being referred to herein, individually, as a “Borrower” and, collectively, as the “Borrowers”), Mesa Air Group, Inc., a Nevada corporation (“Holdings”, and together with the Borrowers being referred to herein, individually, as a “Loan Party” and, collectively, as the “Loan Parties”), as a Guarantor, the persons designated as “Lenders” on the signature pages hereto (the “Lenders”), and Wilmington Trust, National Association (“WTNA”) (as successor to CIT Bank, a division of First-Citizens Bank & Trust Company), in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, Holdings, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit and Guaranty Agreement, dated as of June 30, 2022 (as amended by Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement, dated as of December 27, 2022, the “Existing Agreement”, as further amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.

WHEREAS, the Loan Parties desire to amend the Existing Agreement (i) to modify the definition of Controlled Account (as defined in the Existing Agreement) and related definitions and (ii) in certain other particulars, and each of the Borrowers, Holdings, the Lenders and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.
Amendments to Existing Agreement. The Existing Agreement is, effective as of the date hereof upon the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:
(a)
Section 1.01 of the Existing Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

“Account Pledge Agreement” means the Pledge of Accounts, dated as of January 27, 2023, by and between Holdings and the Collateral Agent, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

Exhibit 10.5

(b)
The definition of “Collateral Documents” contained in Section 1.01 of the Existing Agreement is hereby amended by deleting the phrase “collectively, the Security Agreement, the Stock Pledge Agreement, the Collateral Access Agreements” in its entirety and substituting therefor the new phrase “collectively, the Security Agreement, the Stock Pledge Agreement, the Account Pledge Agreement, the Collateral Access Agreements”.
(c)
The definition of “Controlled Account” contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Controlled Account” means (a) each bank account that is established by any Loan Party pursuant to Section 2.14(c) of this Agreement and (b) each other deposit account or securities account of any Loan Party, whether established prior to, on or after the Closing Date, into which payments on any Accounts and/or proceeds of Collateral are deposited, in each case, other than any Excluded Accounts.

(d)
Section 2.14(a) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Collection of Accounts and Other Proceeds. The Loan Parties, at their expense, will enforce and collect payments and other amounts owing on all Accounts in the ordinary course of the Loan Parties’ business subject to the terms hereof. The Loan Parties shall deposit and agree to direct all of their account debtors to deposit payments on all Accounts directly to one or more Controlled Accounts. Notwithstanding the foregoing, should any Loan Party ever receive any payment on an Account or other proceeds of the sale of Collateral, including checks, cash, receipts from credit card sales and receipts, notes or other instruments or property with respect to any Collateral, such Loan Party agrees to hold such proceeds separate from such Loan Party’s other property and funds, and to deposit such proceeds directly into the bank account(s) maintained pursuant to this subsection within three (3) Business Days.”

(e)
Section 2.14(b) of the Existing Agreement is hereby amended by deleting the phrase “and the Borrowers shall take all actions” in its entirety and substituting therefor the new phrase “and the Loan Parties shall take all actions”.
(f)
Section 2.14(c) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(c) New Bank Accounts. Each Loan Party agrees not to open any new bank account into which payments on Accounts or proceeds of Collateral are to be delivered or deposited unless such bank account is established at CIT or another bank acceptable to the Lenders in their sole discretion (unless such account constitutes an Excluded Account). Any such bank account shall constitute a Controlled Account for purposes of this Agreement. Notwithstanding anything to the contrary in this Section 2.14, the Loan Parties may maintain one or more accounts constituting Excluded Accounts, provided that if such account ceases to

Exhibit 10.5

be an Excluded Account, (i) the Loan Parties shall cause such account to be a Controlled Account within thirty (30) days of such event and (ii) pending such account becoming a Controlled Account, the Loan Parties shall cause the daily transfer of funds in such account into another Controlled Account.”

(g)
Section 2.14(f) of the Existing Agreement is hereby amended by deleting the phrase “Each Borrower agrees to cause” in its entirety and substituting therefor the new phrase “Each Loan Party agrees to cause”.
(h)
Section 2.14(g) of the Existing Agreement is hereby amended by deleting the phrase “The Borrowers agree to cause” in its entirety and substituting therefor the new phrase “The Loan Parties agree to cause”.
Section 2.
Conditions of Effectiveness of Amendment. The amendments to the Existing Agreement set forth in Section 1 hereof shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by each Loan Party, the Administrative Agent and each Lender.
Section 3.
Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:
(a)
Each Loan Party (i) is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite Governmental Approvals to (A) own its assets and carry on its business and (B) execute and deliver this Amendment and perform its obligations under each of this Amendment and the Amended Agreement, except where the failure to have such Governmental Approvals, either singularly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (iii) is duly qualified and licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect.
(b)
The execution and delivery by each Loan Party of this Amendment, and the performance by each Loan Party of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which any Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or the Collateral of any Loan Party is subject; (iii) violate any Law (including Regulation U or Regulation X issued by the FRB); or (iv) result in a limitation on any licenses, permits or other Governmental Approvals applicable to the business, operations or properties of any Loan Party except, in each case under clauses (ii), (iii) and (iv) above, to the extent such conflict, breach, contravention, violation or limitation could not be reasonably expected to have a Material Adverse Effect.

Exhibit 10.5

(c)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing or registration with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the Amended Agreement or any other Loan Document, other than (i) those that have already been obtained and are in full force and effect, (ii) filings and registrations to perfect the Liens created by the Collateral Documents and (iii) those the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.
(d)
(i) This Amendment has been duly executed and delivered by each Loan Party; and (ii) each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.
(e)
Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated thereby, no Default or Event of Default has occurred and is continuing.
Section 4.
Limitation on Scope. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Existing Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Loan Parties requiring the consent of the Administrative Agent or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not, and shall not be deemed to have, waived any of their respective rights and remedies against the Loan Parties for any existing or future Defaults or Events of Default. The Administrative Agent and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and each Loan Party expressly acknowledges such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.
Section 5.
Reference to and Effect on the Existing Agreement and the Other Loan Documents.
(i)
Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Credit Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall constitute a “Loan Document” executed and delivered in connection with the transactions contemplated by the Credit Agreement.

Exhibit 10.5

(ii)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations.
Section 6.
Costs and Expenses. The Loan Parties agree to pay (a) all reasonable and documented costs and expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, negotiation, due diligence, administration, execution and delivery of this Amendment, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent and the Lenders with respect thereto and with respect to advising the Administrative Agent and the Lenders as to each of their respective rights and responsibilities hereunder; and (b) all reasonable and documented costs and expenses incurred by the Administrative Agent or the Lenders (including, without limitation, the reasonable fees, charges and disbursements of any counsel and any consultant for the Administrative Agent or any Lender) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.
Section 7.
Execution in Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
Section 8.
Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Exhibit 10.5

Section 9.
Miscellaneous. This Amendment shall be subject to the provisions of Sections 12.04, 12.05, 12.13, 12.14, 12.16(b), 12.17 and 12.19 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MESA AIRLINES, INC.

By /s/ Brian Gillman

Name: Brian Gillman
Title: EVP & General Counsel

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By /s/ Brian Gillman

Name: Brian Gillman
Title: EVP & General Counsel

MESA AIR GROUP, INC.

By /s/ Brian Gillman

Name: Brian Gillman
Title: EVP & General Counsel

Exhibit 10.5

WILMINGTON BANK, NATIONAL ASSOCIATION, as Administrative Agent

By /s/ Chad May

Name: Chad May
Title: Vice President

Exhibit 10.5

UNITED AIRLINES, INC., as a Lender

By /s/ Pamela Hendry

Name: Pamela S. Hendry
Title: Vice President and Treasurer